SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2014

BSB BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35309	80-0752082
(State or Other Jurisdiction Identification No.)	(Commission File No.)	(I.R.S. Employer of Incorporation)

2 Leonard Street, Belmont, Massachusetts	02478
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (617) 484-6700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

The annual meeting of stockholders of BSB Bancorp, Inc. for 2014 will be held on Wednesday, May 28, 2014.

BSB Bancorp, Inc. is headquartered in Belmont, Massachusetts and is the holding company for Belmont Savings Bank. Belmont Savings Bank provides financial services to individuals, families and businesses through its six full-service branch offices located in Belmont, Cambridge, Newton, Waltham and Watertown, Massachusetts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BSB BANCORP, INC.

DATE: January 31, 2014	By:	/s/ John A. Citrano
John A. Citrano
Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer